Exhibit 1.1

VANTIV, INC.
[•] Shares of Class A Common Stock

Underwriting Agreement

[•], 2012

J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
Credit Suisse Securities (USA) LLC
                                                As Representatives of the
                                                several Underwriters listed
                                                in Schedule 1 hereto

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

Certain stockholders named in Schedule 2 hereto (the “Selling Stockholders”) of Vantiv, Inc., a Delaware corporation (the “Company”), propose to sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of [•] shares of Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), of the Company (the “Underwritten Shares”) and, at the option of the Underwriters, up to an additional [ ] shares of Class A Common Stock of the Company (the “Option Shares”).  The Underwritten Shares and the Option Shares are herein referred to as the “Shares”. The shares of Class A Common Stock to be outstanding after giving effect to the sale of the Shares, together with the shares of Class B Common Stock, no par value per share, of the Company (the “Class B Common Stock”) are referred to herein as the “Stock”.

The Company, Vantiv Holding, LLC, a Delaware limited liability company (“Holding”), and the Selling Stockholders hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1.                                       Registration Statement.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-182802), including a prospectus, relating to the Shares.  Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares.  If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex B, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [•], 2012 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex B hereto.

“Applicable Time” means [•][A/P.M.], New York City time, on [•], 2012.

2.                                       Purchase of the Shares by the Underwriters.  (a) Each of the Selling Stockholders agrees, severally and not jointly, to sell the Underwritten Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from each of the Selling Stockholders at a purchase price per share of $[•] (the “Purchase Price”) the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule 2 hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all the Underwriters from all of the Selling Stockholders hereunder.

In addition, the Selling Stockholders, as and to the extent indicated in Schedule 2 hereto, agree, severally and not jointly, to sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, at their election up to [•] Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares. If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Selling Stockholders by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company and the Selling

Stockholders.  Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof).  Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b)                                 The Selling Stockholders understand that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectus.  The Selling Stockholders acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

(c)                                  Payment for the Shares shall be made by wire transfer in immediately available funds to the accounts specified by the Selling Stockholders to the Representatives, in the case of the Underwritten Shares, at the offices of Davis Polk & Wardwell LLP at 10:00 A.M. New York City time on [•], 2012, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Selling Stockholders may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares.  The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Selling Stockholders.  The Purchase Price payable by the Underwriters shall be reduced by (i) any transfer taxes paid by, or on behalf of, the Underwriters in connection with the transfer of the Shares to the Underwriters and (ii) any withholding required by law.  Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of DTC or its designated custodian not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(d)                                 Each of the Company, Holding and each Selling Stockholder, severally and not jointly, acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company, Holding and the Selling Stockholders with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, Holding, the Selling Stockholders or any other person.  Additionally, neither the Representatives nor any other Underwriter is advising the Company, Holding, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company, Holding and the Selling Stockholders shall consult with their own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company, Holding or the Selling Stockholders with respect thereto.  Any review by the Underwriters of the Company, Holding, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company, Holding or the Selling Stockholders.

3.                                       Representations and Warranties of the Company and Holding.  The Company and Holding jointly and severally represent and warrant to each Underwriter and the Selling Stockholders that:

(a)                                  Preliminary Prospectus.  No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that each of the Company and Holding makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or Holding in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(b)                                 Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that each of the Company and Holding makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or Holding in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(c)                                  Issuer Free Writing Prospectus.  Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, neither the Company nor Holding (including its agents and representatives, other than the Underwriters in their capacity as such) has prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company, Holding or their agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives.  Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that each of the Company and Holding makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or Holding in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(d)                                 Registration Statement and Prospectus.  The Registration Statement has been declared effective by the Commission.  No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that each of the Company and Holding makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or Holding in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(e)                                  Financial Statements.  The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods covered thereby; the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby.

(f)                                    No Material Adverse Change.  Since the date of the most recent financial statements of the Company included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any change in the capital stock (other than the issuance of shares of Class A Common Stock upon the grant of awards under existing equity incentive plans as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus), short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company or Holdings on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(g)                                 Organization and Good Standing.  The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under, or the consummation of the transactions contemplated by, this Agreement (a “Material Adverse Effect”).  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement.

(h)                                 Capitalization.  The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) and limited liability company interests of Holding have been duly and validly authorized and issued and are fully paid and non-assessable, as the case may be, and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of each of the Company and Holding conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(i)                                     Due Authorization.  Each of the Company and Holding has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(j)                                     Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by each of the Company and Holding.

(k)                                  No Violation or Default.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and, to the knowledge of the Company, no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)                                     No Conflicts.  The execution, delivery and performance by each of the Company and Holding of the Agreement and the consummation by the Company and Holding of the transactions contemplated by the Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m)                               No Consents Required.  No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by each of the Company and Holding of the Agreement, the sale of the Shares and the consummation of the transactions contemplated by the Agreement, except for (i) the registration of the Shares under the Securities Act and (ii) such consents, approvals, authorizations, orders and registrations or qualifications (w) as may be required by the New York Stock Exchange and the Financial Industry Regulatory Authority, Inc. (“FINRA”), (x) as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, (y) as have been obtained prior to the date hereof or (z) for which a failure to obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

(n)                                 Accurate Disclosure. The statements in the Pricing Disclosure Package and the Prospectus under the headings “Business—Regulation,” “Description of Certain Indebtedness,” “Material U.S. Federal Income Tax Consequences for Non-U.S. Holders,” and “Description of Capital Stock” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate in all material respects and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown.

(o)                                 Legal Proceedings.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company and Holding, contemplated by any governmental or regulatory authority or by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(p)                                 Independent Accountants.  Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act. PricewaterhouseCoopers LLP, who have certified certain financial statements of NPC Group, Inc. (“NPC”), is an independent registered public accounting firm with respect to the NPC within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(q)                                 Title to Real and Personal Property.  The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, (ii) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) except as described in the Pricing Disclosure Package and the Prospectus.

(r)                                    Title to Intellectual Property.  The Company and its subsidiaries own or possess adequate rights to use all patents, trademarks, service marks, trade names (including all goodwill associated with the use of the foregoing), domain names, software, copyrights (and all registrations and applications for the registration of the foregoing), know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information (collectively, “Intellectual Property”) material to the operation of their respective businesses as currently conducted and as proposed to be conducted in the Pricing Disclosure Package and Prospectus. To the knowledge of the Company, the operation of the respective businesses of the Company and its subsidiaries does not conflict with, infringe, misappropriate or otherwise violate any Intellectual Property rights of any third party in any material respect.  The Company and its subsidiaries have not received any written notice (i) of any threatened or pending claim of infringement, misappropriation or other violation of, or conflict with, any Intellectual Property of any third party, or (ii) challenging the validity, scope, or enforceability of any Intellectual Property owned by or licensed to the Company or any of its subsidiaries, in each case which could reasonably be expected to result in a Material Adverse Effect.

(s)                                  No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package as required.

(t)                                    Investment Company Act.  Each of the Company and Holdings is not an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(u)                                 Taxes.  The Company and its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to pay would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries or any of their respective properties or assets which has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect.

(v)                                 Licenses and Permits.  The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(w)                               No Labor Disputes.  No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or Holding, is contemplated or threatened, and neither the Company nor Holding is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x)                                   Compliance with and Liability under Environmental Laws.  (i) The Company and its subsidiaries (x) are in compliance with, and have not violated, any and all applicable federal, state, local and foreign laws, rules, regulations, decisions, judgments, decrees, orders and the common law relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants at any location, and have no knowledge of any circumstance, event or condition that would reasonably be expected to result in any such notice or liability, (ii) there are no costs (including capital costs) or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of either (i) or (ii) above, for any such failure to comply with, or failure to receive required permits, licenses, certificates or approvals, or cost or liability, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse

Effect and (iii) except as described the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed.

(y)                                 Compliance with ERISA.  (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company, Holding or any member of their “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, whether or not waived, has occurred or is reasonably expected to occur; (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; (vi) neither the Company, Holding nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); and (vii) the Company has not been notified of any pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan, except for where failure to comply with any of the clauses (i) through (vii) of this paragraph would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z)                                   Disclosure Controls.  The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”)) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(aa)                            Accounting Controls.  The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, the principal executive officer and principal financial officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material weaknesses in the Company and its subsidiaries’ internal controls.  The Company’s (or Holding’s, as the case may be) auditors and the Audit Committee of the Board of Directors of the Company (or Holdings, as the case may be) have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s or Holding’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(bb)                          Insurance.  The Company and its subsidiaries taken as a whole are insured against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged or as required by law.  Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(cc)                            No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company or Holding, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment.

(dd)                          Compliance with Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or Holding, threatened.

(ee)         Compliance with OFAC.  None of the Company, any of its subsidiaries or, to the knowledge of the Company or Holding, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and neither the Company nor Holding will, directly or indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ff)           No Restrictions on Subsidiaries.  No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company or Holding, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company or Holding any loans or advances to such subsidiary from the Company or Holding or from transferring any of such subsidiary’s properties or assets to the Company or Holding or any other subsidiary of the Company, except as disclosed in the Pricing Disclosure Package and the Prospectus.

(gg)         No Broker’s Fees.  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(hh)         Registration Rights.  Except as described in the Pricing Disclosure Package and the Prospectus and except as exercised or waived in connection with the offering of the Shares pursuant to this Agreement, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or, to the knowledge of the Company or Holding, the sale of the Shares to be sold by the Selling Stockholders hereunder.

(ii)           No Stabilization.  Neither the Company nor Holding has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(jj)           Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(kk)         Statistical and Market Data.  Nothing has come to the attention of the Company nor Holding that has caused the Company or Holding to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(ll)           Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or Holding or, to the knowledge of the Company or Holding, any of the Company’s or Holding’s

directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans.

(mm)       Status under the Securities Act.  At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer”, as defined in Rule 405 under the Securities Act.

(nn)         Ability to Conduct Business.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the consummation of the transactions contemplated by this Agreement and the performance of this Agreement will not adversely affect in any material respect the ability of the Company or its subsidiaries to conduct their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus in compliance with applicable law.

(oo)         Bank Regulatory Compliance. Each of the Company and its subsidiaries is in compliance in all respects with all applicable laws administered by, and all rules and regulations of, the Federal Reserve Board and any other federal or state bank regulatory authority with jurisdiction over the Company or its subsidiaries, other than where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the activities of the Company and its subsidiaries are permitted with respect to subsidiaries of a bank holding company under applicable law and the rules and regulations of the Federal Reserve Board. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is a party to or subject to any written agreement or memorandum of understanding with, or a party to or subject to any commitment letter or similar agreement or undertaking to, or subject to any order or directive by, or a recipient of or subject to any extraordinary supervisory letter from, nor has it adopted any board of director resolutions at the request of, any Bank Regulatory Authority, nor has the Company or any of its subsidiaries been advised by any Bank Regulatory Authority that such Bank Regulatory Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervision letter, commitment letter or similar submission, or any such board of directors resolutions, in each case that are applicable to the Company, its subsidiaries and their respective affiliates, within the meaning of the U.S. Bank Holding Company Act of 1956, as amended, specifically, rather than to banks and bank holding companies generally.

(pp)         Dividend Payments. Neither the Company nor any of its subsidiaries is subject to any order of the Federal Reserve Board or any other Bank Regulatory Authority which, as of the date hereof, prohibits the payment of dividends by it or any such subsidiaries.

4.             Representations and Warranties of the Selling Stockholders.  Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter, the Company and Holding that:

(a)           Required Consents; Authority.  All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder and for the execution, delivery and performance by such Selling Stockholder of this Agreement and the consummation of the transactions contemplated hereby, have been obtained, except (a) such consents, approvals, authorizations, orders and registrations and qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters and (b) for those as to which the failure to obtain would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of such Selling Stockholder’s ability to perform its obligations under this Agreement; and such Selling Stockholder has full right, power and authority to enter into this Agreement, to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; this Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

(b)           No Conflicts.  The execution, delivery and performance by such Selling Stockholder of this Agreement, the sale of the Shares to be sold by such Selling Stockholder and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder (if such corporation in an entity) or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency having jurisdiction over such Selling Stockholder, except, in the case of clauses (i) and (iii) above, where such conflict, breach, violation, default, lien, charge or encumbrance would not, individually or in the aggregate reasonably be expected to have a material adverse effect on such Selling Stockholder’s ability to perform its obligations under this Agreement.

(c)           Title to Shares.  Such Selling Stockholder has valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; such Selling Stockholder will have, immediately prior to the Closing Date or the Additional Closing Date, as the case may be, valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Shares and payment therefor pursuant hereto, a valid title to, or a “security entitlement” within the meaning of Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”) in respect of such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.

(d)           No Stabilization.  Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(e)           Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary, with respect to each Selling Stockholder, the preceding sentence applies only to statements in or omissions in the Pricing Disclosure Package that are based upon information furnished to the Company by such Selling Stockholder specifically for use therein, it being understood and agreed that the only information furnished by such Selling Stockholder consists solely of the information relating to such Selling Stockholder under the caption “Principal and Selling Stockholders” in the Pricing Disclosure Package (the “Selling Stockholder Information”).

(f)            Issuer Free Writing Prospectus.  Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, such Selling Stockholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any Issuer Free Writing Prospectus, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Company, Holding and the Representatives.

(g)           Registration Statement and Prospectus.  As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary, with respect to each Selling Stockholder, the preceding sentence applies only to statements in or omissions in the Registration Statement and Prospectus that are based upon information furnished to the Company by such Selling Stockholder specifically for use therein, it being understood and agreed that the only information furnished by such Selling Stockholder consists solely of the Selling Stockholder Information.

(h)           Material Information.  As of the date hereof and as of the Closing Date, the sale of the Shares by such Selling Stockholder is not and will not be prompted by any material information concerning the Company known to such Selling Stockholder which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

Each of the Selling Stockholders represents and warrants that instruction letters and stock powers representing all of the Shares to be sold by such Selling Stockholders hereunder will be delivered to the Company’s transfer agent (along with any necessary instructions, as required by such transfer agent) on a date prior to the Closing Date (and in no event later than three business days prior to the Closing Date) which ensures such Shares are able to be transferred to the Underwriters pursuant to Section 2 hereof on the Closing Date or the Additional Closing Date, as the case may be.

5.             Further Agreements of the Company.  The Company and Holding jointly and severally covenant and agree with each Underwriter that:

(a)           Required Filings.  The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, and will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b)           Delivery of Copies.  The Company will deliver, without charge, (i) to the Representatives upon request from such Representatives, five signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter upon request by such Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request.  As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c)           Amendments or Supplements, Issuer Free Writing Prospectuses.  Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d)           Notice to the Representatives.  The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure

Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)           Ongoing Compliance.  (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f)            Blue Sky Compliance.  The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)           Earning Statement.  The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h)           Clear Market.  For a period of 90 days after the date of the Prospectus, neither the Company nor Holding will (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of Stock, any limited liability company interests (the “LLC Interests”) in Holding or any securities convertible into or exercisable or exchangeable for Stock or LLC Interests, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, LLC Interests or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock, LLC Interests or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (A) the registration of the offer and sale of the Shares under the Securities Act pursuant hereto, (B) the grant by the Company of stock options, stock appreciation rights, restricted stock, restricted stock units or other stock-based awards pursuant to equity incentive plans described in the Prospectus, (C) the filing of any registration statement on Form S-8, (D) any securities of the Company or Holding issued upon the exercise of options granted under stock-based compensation pursuant to stock-based compensation plans of the Company, Holding or their respective subsidiaries and (E) the issuance of Class A Common Stock or any securities convertible into or exchangeable for Class A Common Stock in connection with the acquisition of the assets of, or a majority or controlling portion of the equity of, or a joint venture with another entity in connection with the acquisition by the Company or any of its subsidiaries of such entity; provided that (x) the aggregate number of shares of Class A Common Stock issued or issuable upon exchange or conversion of any securities convertible into or exchangeable for Class A Common Stock under this clause (E) during the 90-day restricted period shall not exceed 5.0% of the total number of shares of Class A Common Stock issued and outstanding as of the date of such acquisition or joint venture agreement, as the case may be, and (y) any recipient of such Class A Common Stock or any or any securities convertible into or exchangeable for Class A Common Stock shall have executed and delivered to the Representatives a lock-up letter in the form of Exhibit A hereto. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(i)            No Stabilization.  Neither the Company nor Holding will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

(j)            Reports.  For a period of one year from the date hereof, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided that the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(k)           Record Retention.  The Company and Holding will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(l)            Filings.  The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

6.             Further Agreements of the Selling Stockholders.  Each Selling Stockholder, severally and not jointly, covenants and agrees with each Underwriter that:

(a)           Clear Market.  Such Selling Stockholder has duly executed and delivered to the Representatives a “lock-up” agreement in the form of Exhibit A hereto.

(b)           Tax Form.  It will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

7.             Certain Agreements of the Underwriters.  Each Underwriter hereby represents and agrees that:

(a)           It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex B or prepared pursuant to Section 3(c) or Section 4(f) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)           It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex C hereto without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c)           It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Stockholders if any such proceeding against it is initiated during the Prospectus Delivery Period).

8.             Conditions of Underwriters’ Obligations.  The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company, Holding and each of the Selling Stockholders of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)           Registration Compliance; No Stop Order.  No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)           Representations and Warranties.  The respective representations and warranties of the Company, Holding and the Selling Stockholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company, Holding and its officers and of each of the Selling Stockholders and their officers, as applicable, made in any certificates delivered pursuant to this Agreement or otherwise on the Closing Date or the Additional Closing Date, as the case may be, shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)           No Downgrade.  Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if there are any debt securities or preferred stock of or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) of the Exchange Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).

(d)           No Material Adverse Change.  No event or condition of a type described in Section 3(f) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(e)           Officer’s Certificate.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (x) a certificate of the chief financial officer or chief accounting officer of the Company and Holding and one additional senior executive officer of the Company and Holding who is reasonably satisfactory to the Representatives, in form and substance reasonably satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations of each of the Company and Holding set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of each of the Company and Holding in this Agreement are true and correct and that each of the Company and Holding has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a), (c) and (d) above and (y) a certificate of each of the Selling Stockholders, in form and substance reasonably satisfactory to the Representatives, (A) confirming that the representations of such Selling Stockholder set forth in Sections 4(e), 4(f) and 4(g) hereof are true and correct and (B) confirming that the other representations and warranties of such Selling Stockholder in this agreement are true and correct and that such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be.

(f)            Comfort Letters.  On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, each of Deloitte & Touche LLP and PricewaterhouseCoopers LLP shall have furnished to the Representatives, at the request of the Company and Holding, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g)           Opinion and 10b-5 Statement of Counsel for the Company.  Weil, Gotshal & Manges LLP, counsel for the Company and Holding, shall have furnished to the Representatives, at the request of the Company and Holding, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(h)           Opinion of Chief Legal Officer of the Company. Nelson F. Greene, Chief Legal Officer and Secretary of the Company and Holding, shall have furnished to the Representatives his written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(i)            Opinion of Counsel for the Selling Stockholders.  Kirkland & Ellis LLP, U.S. counsel to the funds managed by Advent International Corporation which are selling Shares in this offering pursuant to this Agreement (including the Gary Lee Patsley Retained Annuity Trust No. 1 and the Pamela H. Patsley Retained Annuity Trust No. 1) (collectively, “Advent”), and Maples & Calder, Cayman counsel to Advent (other than the Gary Lee Patsley Retained Annuity Trust No. 1 and the Pamela H. Patsley Retained Annuity Trust No. 1), shall have furnished to the Representatives, at the request of the Selling Stockholders, their written opinions, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(j)            Opinion and 10b-5 Statement of Counsel for the Underwriters.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Davis Polk & Wardwell LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(k)           No Legal Impediment to Issuance and/or Sale.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the sale of the Shares by the Selling Stockholders and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the sale of the Shares by the Selling Stockholders.

(l)            Good Standing.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its significant subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(m)          Exchange Listing.  The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the New York Stock Exchange.

(n)           Lock-up Agreements.  The “lock-up” agreements, each substantially in the form of Exhibit A-1 hereto, between you and certain securityholders, officers and directors of the Company and Holding listed in Exhibit A-2 hereto relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(o)           Chief Financial Officer’s Certificate.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer of the Company, in form and substance reasonably satisfactory to the Representatives.

(p)           Additional Documents.  On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company, Holding and the Selling Stockholders shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

9.             Indemnification and Contribution.

(a)           Indemnification of the Underwriters by the Company and Holding.  The Company and Holding jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company or Holding in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

(b)           Indemnification of the Underwriters by the Selling Stockholders.  Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Representatives by or on behalf of the Selling Stockholder specifically for use therein, it being understood and agreed that the only information furnished by such Selling Stockholder consists solely of the Selling Stockholder Information. The liability of each Selling Stockholder under the representations and warranties contained in this Agreement and under the indemnity and contribution agreements contained in this Section 9 shall be limited to an amount equal to the aggregate net proceeds after underwriting commissions and discounts, but before expenses, received by such Selling Stockholder from the sale of Shares sold by such Selling Stockholder under this Agreement.

(c)           Indemnification of the Company and the Selling Stockholders.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of the Selling Stockholders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company or Holding in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Pricing Disclosure Package, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting”, the information concerning stabilizing transactions, short sales and other information appearing in the fifteenth paragraph under the caption “Underwriting” and the information concerning penalty bid appearing in the sixteenth paragraph under the caption “Underwriting”.

(d)           Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to paragraph (a), (b) or (c) of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person or persons against whom such indemnification may be sought (each, an “Indemnifying Person”) in writing; provided that the failure to notify an Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a), (b) or (c)above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify an Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a), (b) or (c) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Persons thereof, the Indemnifying Persons shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to an Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Persons have failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to an Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both an Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them.  It is understood and agreed that the Indemnifying Persons shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred.  Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives, any such separate firm for the Company and Holding, their directors, their officers who signed the Registration Statement and any control persons of the Company or Holding shall be designated in writing by the Company and Holding and any such separate firm for the Selling Stockholders shall be designated in writing by the Selling Stockholders or any one of them.  An Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, each such Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that the Indemnifying Persons reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Persons shall be liable for any settlement of any proceeding effected without their written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Persons of such request and more than 30 days after receipt by the indemnifying Person of the proposed terms of such settlement, and (ii) the Indemnifying Persons shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)           Contribution.  If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders together, on the one hand, and the Underwriters, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholders together, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders together, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the aggregate net proceeds (before deducting expenses) received by the Company and the Selling Stockholders together from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares.  The relative fault of the Company and the Selling Stockholders together, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by either the Company or the Selling Stockholders, or by the Underwriters, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f)            Limitation on Liability.  The Company, Holding, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Selling Stockholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 9, in no event shall (i) an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the liability of each Selling Stockholder under paragraph (b) and (e) above exceed the limit set forth in paragraph (b) above.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint.

(g)           Non-Exclusive Remedies.  The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10.           Effectiveness of Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

11.           Termination.  This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, Holding and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or The Nasdaq

Stock Market; (ii) trading of any securities issued or guaranteed by the Company or Holding shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

12.           Defaulting Underwriter.

(a)           If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Stockholders on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms.  If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Stockholders may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholders or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)           If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)           If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Stockholders shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company or Holding, except that the Company and Holding will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

(d)           Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, Holding, the Selling Stockholders or any non-defaulting Underwriter for damages caused by its default.

13.           Payment of Expenses.

(a)           Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and Holding will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii)  the fees and expenses of each of the Company’s and Holding’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters up to an aggregate of $5,000); (v) the cost of preparing stock certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred (including related fees and expenses of counsel for the Underwriters) in connection with any filing with, and clearance of the offering by, FINRA; (viii) all expenses incurred by the Company or Holding or the Selling Stockholders in connection with any “road show” presentation to potential investors including, without limitation, any travel expenses of the Company’s or Holding’s officers and employees and any other expenses of the Company or the Selling Stockholders including 50% of the costs of chartering airplanes; and (ix) all expenses and application fees related to the listing of the Shares on the New York Stock Exchange. It is agreed that except as specifically provided in the Section 13, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel (unless otherwise provided above) and stock transfer taxes on the resale of any Shares by the Underwriters.

(b)           If (i) this Agreement is terminated pursuant to Section 11, (ii) the Selling Stockholders for any reason fail to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company and Holding agree to reimburse the Underwriters for all documented out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

14.           Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 9 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15.           Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, Holding, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf of the Company, Holding, the Selling Stockholders or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, Holding, the Selling Stockholders or the Underwriters.

16.           Certain Defined Terms.  For purposes of this Agreement, (a)except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b)the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c)the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and the term “significant subsidiary” has the meaning set forth in Rule 1-02(w) of Regulation S-X.

17.           Miscellaneous.

(a)           Authority of J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC.  Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC shall be binding upon the Underwriters.

(b)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358); Attention: Equity Syndicate Desk.  Notices to the Company or Holding shall be given to it at Vantiv, Inc., 8500 Governors Hill Drive, Symmes Township, OH 45249, (fax: (513) 900-5206); Attention: General Counsel. Notices to Advent shall be given to it at c/o Advent International Corporation, 75 State Street, Boston, MA 02109; Attention: Christopher Pike.

(c)           Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(d)           Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e)           Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f)            Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g)           Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and Holding, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

VANTIV, INC.

By:
Name:
Title:

VANTIV HOLDING, LLC

By:
Name:
Title:

ADVENT INTERNATIONAL GPE VI LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-A LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-B LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-F LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-G LIMITED PARTNERSHIP

By:	GPE VI GP Limited Partnership,
General Partner
By:	Advent International LLC, General
Partner
By:	Advent International Corporation,
Manager

By:
Name:
Title:

ADVENT INTERNATIONAL GPE VI-C LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-D LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-E LIMITED PARTNERSHIP

By:	GPE VI GP (Delaware) Limited
Partnership, General Partner
By:	Advent International LLC, General
Partner
By:	Advent International Corporation,
Manager

By:
Name:
Title:

ADVENT PARTNERS GPE VI 2009 LIMITED PARTNERSHIP

ADVENT PARTNERS GPE VI 2008 LIMITED PARTNERSHIP

ADVENT PARTNERS GPE VI — A LIMITED PARTNERSHIP

By:	Advent International LLC, General
Partner
By:	Advent International Corporation,
Manager

By:
Name:
Title:

GPE VI FT CO-INVESTMENT LIMITED PARTNERSHIP

By:	GPE VI FT Co-Investment GP Limited Partnership;
By:	Advent International LLC, General
Partner
By:	Advent International Corporation,
Manager

By:
Name:
Title:

GARY LEE PATSLEY RETAINED ANNUITY TRUST NO. 1

By:

Name: Pamela H. Patsley
Title: Trustee
PAMELA H. PATSLEY RETAINED ANNUITY TRUST NO. 1

By:
Name: Pamela H. Patsley
Title: Trustee

Accepted:  [•], 2012

J.P. MORGAN SECURITIES LLC

By:
Authorized Signatory

MORGAN STANLEY & CO. LLC

By:
Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC

By:
Authorized Signatory

For themselves and on behalf of the several Underwriters listed in Schedule 1 hereto.

Schedule 1

Underwriter	Number of Shares
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
UBS Securities LLC
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC
Raymond James & Associates, Inc.
William Blair & Company, LLC
Total

Schedule 1-1

Schedule 2

Selling Stockholders:	Number of Option Shares:
Advent International GPE VI Limited Partnership
Advent International GPE VI-A Limited Partnership
Advent International GPE VI-B Limited Partnership
Advent International GPE VI-C Limited Partnership
Advent International GPE VI-D Limited Partnership
Advent International GPE VI-E Limited Partnership
Advent International GPE VI-F Limited Partnership
Advent International GPE VI-G Limited Partnership
Advent Partners GPE VI 2008 Limited Partnership
Advent Partners GPE VI 2009 Limited Partnership
Advent Partners GPE VI-A Limited Partnership
GPE VI FT Co Investment Limited Partnership
Gary Lee Patsley Retained Annuity Trust No. 1
Pamela H. Patsley Retained Annuity Trust No. 1
Total

Schedule 2-1

Annex B

a.  Pricing Disclosure Package

[list each Issuer Free Writing Prospectus to be included in the Pricing Disclosure Package]

b.  Pricing Information Provided Orally by Underwriters

Number of Shares:	[•] shares of Class A common stock

Price:	[•] per share

Annex B-1

Annex C

[Form of Pricing Term Sheet]

Vantiv, Inc.

$[•]

[•] Shares of Class A Common Stock

Issuer:	Vantiv, Inc.

Symbol:	VNTV (NYSE)

Size:	$[•]

Shares offered by selling stockholders:	[•] Shares of Class A Common Stock

Additional Shares offered by selling stockholders for over-allotment option:	[•] Shares of Class A Common Stock

Price to public:	[•] per share

Trade date:	[•], 2012

Closing date:	[•], 2012 (T+3)

CUSIP No.:	92210H105

Lead Joint Book-Running Managers:	J.P. Morgan Securities LLC Morgan Stanley & Co. LLC Credit Suisse Securities (USA) LLC

Joint Book-Running Managers:	Deutsche Bank Securities Inc. Goldman, Sachs & Co.

Co-Managers:	UBS Securities LLC Citigroup Global Markets Inc. Wells Fargo Securities, LLC Raymond James & Associates, Inc. William Blair & Company, L.L.C.

A registration statement relating to these securities has been filed and declared effective by the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Annex C-1

Copies of the prospectus relating to the offering may be obtained by contacting either J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or telephone: 1-866-803-9204; Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, or telephone: 1-866-718-1649, or email: prospectus@morganstanley.com; or Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, One Madison Avenue, New York, NY 10010, or telephone: 1-800-221-1037, or email: newyork.prospectus@credit-suisse.com.

Annex C-2

Exhibit A-1

FORM OF LOCK-UP AGREEMENT

[Advent, Director and Officer Form]

LOCK-UP AGREEMENT

[•], 2012

J.P. MORGAN SECURITIES LLC
MORGAN STANLEY & CO. LLC
CREDIT SUISSE SECURITIES (USA) LLC

As Representatives of
the several Underwriters listed in
Schedule 1 to the Underwriting
Agreement referred to below

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, NY 10179

Re:                               Vantiv, Inc. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Vantiv, Inc., a Delaware corporation (the “Company”), Vantiv Holding, LLC, a Delaware limited liability company (“Holding”) and the Selling Stockholders listed on Schedule 2 to the Underwriting Agreement, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of shares of Class A Common Stock (as defined below), of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Class A Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC on behalf of the Underwriters (the “Representatives”), the undersigned will not, during the period ending 90 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock,

Exhibit A-1-1

$0.00001 per share (the “Class A Common Stock”), or Class B Common Stock, no par value per share, of the Company (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), any limited liability company interests in Holding (the “LLC Interests” and together with the Common Stock, the “Securities”) or any securities convertible into or exercisable or exchangeable for Securities (including without limitation, Securities or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Securities or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any Securities or any security convertible into or exercisable or exchangeable for Securities.

The foregoing paragraph shall not apply to (A) the Securities to be sold by the undersigned pursuant to the Underwriting Agreement, (B) transactions relating to shares of Class A Common Stock the undersigned may purchase in the Public Offering or in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above) shall be required or shall be made voluntarily in connection with subsequent sales of such shares of Class A Common Stock or such other securities acquired in any such open market transactions, (C) the exercise of stock options, including through a “net” or “cashless” exercise, granted pursuant to any of the Company’s equity incentive plans in effect at the time of the Public Offering, provided that the foregoing paragraph shall apply to any securities issued upon such exercise, (D) forfeitures of Securities to the Company or Holding during the 90-day period referred to above only to satisfy tax withholding requirements, (E) transfers of Securities as a bona fide gift or gifts, (F) distributions of Securities to subsidiaries, limited or general partners, members, stockholders or affiliates of the undersigned, (G) transfers of Securities to any immediate family member, trusts for the direct or indirect benefit of the undersigned or the immediate family members of the undersigned or any of their successors upon death, or any partnerships or limited liability company, the partners or members of which consist of the undersigned and/or immediate family members of the undersigned, and in each case such transfer does not involve a disposition for value (for purposes of this Letter Agreement, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin), or (H) transfers of Securities to any beneficiary of the undersigned pursuant to a will, other testamentary document or applicable laws of descent, (I) transfers of Securities to the undersigned’s affiliates or to any investment fund or other entity controlled by or managed by the undersigned; provided that in the case of any transfer or distribution pursuant to clauses (E) through (I), each donee, distributee or transferee shall execute and deliver to the Representatives a lock-up letter in the form of this Letter Agreement; and provided, further, that in the case of any transfer or distribution pursuant to clause (E) through (I), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act, or other public announcement (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above) reporting a reduction in beneficial ownership of Securities shall be required or shall be made voluntarily in connection with such transfer or distribution. In addition, the foregoing paragraph shall not apply to the establishment of a trading

Exhibit A-1-2

plan by the undersigned pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Class A Common Stock, provided that such plan does not provide for the transfer of Class A Common Stock during the 90-day period referred to above and no filing under the Exchange Act, or other public announcement (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above), shall be required or shall be made voluntarily in connection with the establishment of such plan until after the expiration of the 90-day restricted period.

Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In the event that any percentage of the Securities held by any person or entity other than the undersigned referred to on Exhibit A-1 to the Underwriting Agreement that is subject to a lock-up agreement related to the Public Offering similar in form to this Letter Agreement is formally or informally released from any restrictions set forth in such lock-up agreement, the same percentage of the Securities held by the undersigned shall be immediately and fully released from any remaining restrictions on transfer set forth in this Letter Agreement concurrently therewith; provided, however, that the Representatives will not be obligated to release the undersigned from the restrictions on transfer set forth in this Letter Agreement (i) unless and until the Representatives have first released more than 3% of the Company’s total outstanding shares of Common Stock from such restrictions, or (ii) should the release from such restrictions on any other person or entity’s Securities be made in order to facilitate a registered underwritten offering of such Securities which offering has been conducted in compliance (in all material respects) with the Registration Rights Agreement, among the Company and the other parties thereto, entered into in connection with the initial public offering.  In the event that the undersigned is released from any of its obligations under this Letter Agreement or, by virtue of this Letter Agreement, becomes entitled to offer, pledge, sell, contract to sell, or otherwise transfer or dispose of any Securities (or any securities convertible into or exercisable or exchangeable for Securities) prior to the date that is 90 days after the date of the Prospectus, the Representatives shall use their commercially reasonable efforts to notify the undersigned within three (3) business days; provided that the failure to give such notice shall not give rise to any claim or liability against the Representatives or the Underwriters. For the purpose of this paragraph, references to certain percentages of Securities shall be calculated as if all such Securities have been converted into shares of the Company’s Class A Common Stock pursuant to the terms of the Exchange Agreement, to the extent applicable.

In furtherance of the foregoing, the Company, Holding, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

Exhibit A-1-3

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if (1) the closing of the Public Offering shall not have occurred on or before December 31, 2012, (2) the Company files an application to withdraw the registration statement relating to the Public Offering, (3) the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Class A Common Stock to be sold thereunder or (4) the Representatives, on behalf of the Underwriters, advise the Company, or the Company advises the Representatives, in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Public Offering, the undersigned shall be released from all obligations under this Letter Agreement.  The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Exhibit A-1-4

[Fifth Third Form]

LOCK-UP AGREEMENT

[•], 2012

J.P. MORGAN SECURITIES LLC
MORGAN STANLEY & CO. LLC
CREDIT SUISSE SECURITIES (USA) LLC

As Representatives of
the several Underwriters listed in
Schedule 1 to the Underwriting
Agreement referred to below

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, NY 10179

Re:                               Vantiv, Inc. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Vantiv, Inc., a Delaware corporation (the “Company”), Vantiv Holding, LLC, a Delaware limited liability company (“Holding”), and the Selling Stockholders listed on Schedule 2 to the Underwriting Agreement, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”) of shares of Class A Common Stock, of the Company (the “Shares”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Shares, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC on behalf of the Underwriters (the “Representatives”), the undersigned will not, during the period ending 90 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock, par value $0.00001 per share, or Class B Common Stock, no par value, of the Company (the “Common Stock”), any limited liability company interests in Holding (the “LLC Interests”, and together with the Common Stock, the “Securities”), or any securities convertible into or exercisable or exchangeable for Securities (including without limitation, Securities or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules

Exhibit A-1-5

and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Securities or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any Securities or any security convertible into or exercisable or exchangeable for Securities.

The foregoing paragraph shall not apply to (A) transfers of Securities as a bona fide gift or gifts, (B) transfers of Securities to any immediate family member, any trust for the direct or indirect benefit of the undersigned or the immediate family members of the undersigned or any of their successors upon death, or any partnership or limited liability company, the partners or members of which consist of the undersigned and/or immediate family members of the undersigned, and in each case such transfer does not involve a disposition for value (for purposes of this Letter Agreement, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin), (C) distributions of Securities to subsidiaries, limited or general partners, members, stockholders or affiliates of the undersigned, (D) transfers of Securities to any beneficiary of the undersigned pursuant to a will, other testamentary document or applicable laws of descent, (E) deliveries of Securities to the Company or Holding in payment of the exercise price for options or warrants to purchase Securities from the Company or Holding in effect at the time of the Public Offering, provided that the foregoing paragraph shall apply to any of the undersigned’s Securities issued upon such exercise, (F) transfers, in whole or in part, of the Warrant, dated June 30, 2009, issued to Fifth Third Bank, provided that the foregoing paragraph shall apply to any securities issued upon the exercise of such Warrant, or (G) divestitures of all or part of the undersigned’s Securities if and to the extent any governmental authority requires such divestitures or if ownership of such Securities by the undersigned gives rise to an obligation to obtain approval or non-objection from a governmental authority (for purposes of this Letter Agreement, “governmental authority” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body, and any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction); provided that in the case of any transfer other than pursuant to clauses (G), each donee, distributee or transferee shall execute and deliver to the Representatives a lock-up letter in the form of this Letter Agreement; and provided, further, that in the case of any transfer or distribution other than pursuant to clause (E), (F) or (G), no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above) shall be required or shall be made voluntarily in connection with such transfer or distribution. In addition, the foregoing paragraph shall not apply to the establishment of a trading plan by the undersigned pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Securities, provided that such plan does not provide for the transfer of Securities during the 90-day period referred to above and no filing under the Exchange Act, or other public announcement (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above), shall be required or shall be made voluntarily in connection with the establishment of such plan until after the expiration of the 90-day restricted period.

Exhibit A-1-6

In the event that any percentage of the Securities held by any person or entity other than the undersigned referred to on Exhibit A-1 to the Underwriting Agreement that is subject to a lock-up agreement related to the Public Offering similar in form to this Letter Agreement is formally or informally released from any restrictions set forth in such lock-up agreement, the same percentage of the Securities held by the undersigned shall be immediately and fully released from any remaining restrictions on transfer set forth in this Letter Agreement concurrently therewith; provided, however, that the Representatives will not be obligated to release the undersigned from the restrictions on transfer set forth in this Letter Agreement (i) unless and until the Representatives have first released more than 3% of the Company’s total outstanding shares of Common Stock from such restrictions, or (ii) should the release from such restrictions on any other person or entity’s Securities be made in order to facilitate a registered underwritten offering of such Securities, which offering has been conducted in compliance (in all material respects) with the Registration Rights Agreement, among the Company and the other parties thereto, entered into in connection with the initial public offering.  In the event that the undersigned is released from any of its obligations under this Letter Agreement or, by virtue of this Letter Agreement, becomes entitled to offer, pledge, sell, contract to sell, or otherwise transfer or dispose of any Securities (or any securities convertible into or exercisable or exchangeable for Securities) prior to the date that is 90 days after the date of the Prospectus, the Representatives shall use their commercially reasonable efforts to notify the undersigned within three (3) business days; provided that the failure to give such notice shall not give rise to any claim or liability against the Representatives or the Underwriters. For the purpose of this paragraph, references to certain percentages of Securities shall be calculated as if all such Securities have been converted into shares of the Company’s Class A Common Stock pursuant to the terms of the Exchange Agreement, to the extent applicable.

Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In furtherance of the foregoing, the Company, Holding and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if (1) the closing of the Public Offering shall not have occurred on or before September 30, 2012, (2) the Company files an application to withdraw the registration statement relating to the Public Offering, (3) the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which

Exhibit A-1-7

survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder or (4) the Representatives, on behalf of the Underwriters, advise the Company, or the Company advises the Representatives, in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Public Offering, the undersigned shall be released from all obligations under this Letter Agreement.  The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Exhibit A-1-8

Exhibit A-2

LIST OF LOCKED-UP PARTIES

Significant Stockholders

Advent International GPE VI Limited Partnership

Advent International GPE VI-A Limited Partnership

Advent International GPE VI-B Limited Partnership

Advent International GPE VI-C Limited Partnership

Advent International GPE VI-D Limited Partnership

Advent International GPE VI-E Limited Partnership

Advent International GPE VI-F Limited Partnership

Advent International GPE VI-G Limited Partnership

Advent Partners GPE VI 2008 Limited Partnership

Advent Partners GPE VI 2009 Limited Partnership

Advent Partners GPE VI-A Limited Partnership

GPE VI FT Co-Investment Limited Partnership

Gary Lee Patsley Retained Annuity Trust No. 1

Pamela H. Patsley Retained Annuity Trust No. 1

Fifth Third Bank

FTPS Partners, LLC

Executives

Charles D. Drucker

Mark L. Heimbouch

Donald Boeding

Royal Cole

Nelson F. Greene

Carlos Lima

William Weingart

Paulette Sasso

Directors

Jeffrey Stiefler

Lee Adrean

Greg Carmichael

Gary L. Lauer

Paul Reynolds

John Maldonado

David Mussafer

Pamela H. Patsley

Christopher Pike

Daniel Poston

Thomas Ryan

Exhibit A-2-1